SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 28, 2004

Investors Financial Services Corp.
(Exact name of Registrant as specified in its charter)

Delaware	0-26996	04-3279817
(State or jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

200 Clarendon Street Boston, Massachusetts 02116		02205-1537
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 617 937-6700

No change since last report
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.

Attached as Exhibit 99.1 and incorporated herein by reference is a copy of the press release of Investors Financial Services Corp. (the “Company”), dated June 28, 2004, reporting the election of Edwin F. Hines to the Company’s Board of Directors.

The information contained herein, including the exhibit attached and incorporated herein by reference, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Exchange Act of 1933, as amended.  The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS FINANCIAL SERVICES CORP.

June 28, 2004	By:	/s/John E. Henry
John E. Henry
Senior Vice President and
General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Investors Financial Services Corp. dated June 28, 2004.